                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                              __________________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 17, 1997

                 RAYTHEON COMPANY (formerly HE Holdings, Inc.)
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                      1-13699                       95-1778500
------------------------          ----------------              ---------------
(State of Incorporation)          (Commission File              (IRS Employer
                                      Number)                    Identification
                                                                      Number)

        141 Spring Street
    Lexington, Massachusetts                                         02173
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including are code: (781) 862-6600
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On December 17, 1997, HE Holdings, Inc. ("HE Holdings") consummated the merger of Raytheon Company ("Old Raytheon") with and into HE Holdings. Immediately upon consummation of the merger, HE Holdings changed its name to Raytheon Company ("New Raytheon"). In connection with the merger, each share of issued and outstanding common stock, $1.00 par value per share of Old Raytheon was converted into one share of Class B common stock $.01 par value per share of New Raytheon (the "Class B Common Stock"). Immediately prior to the merger,
HE Holdings incurred $4.0 billion of indebtedness under certain credit agreements, all of which was contributed to Hughes Electronics Corporation or its affiliates. The obligation to repay this debt remains an obligation of New Raytheon. Pursuant to paragraph (a) of Rule 12g-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Class B Common Stock is deemed registered under Section 12(b) of the Act.

        In connection the closing of the merger, New Raytheon issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a) Financial Statements of the Businesses Acquired.
         -----------------------------------------------

     The audited balance sheet of Old Raytheon and Subsidiaries Consolidated as of December 31, 1996 and 1995 and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996, were previously filed as Appendix C to the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997, and are hereby incorporated herein by reference.

     The unaudited balance sheet of Old Raytheon Company and Subsidiaries Consolidated as of September 28, 1997 and the related statements of income and cash flows for each of the nine months ended September 28, 1997 and September 29, 1996, were previously filed as Appendix C to the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997, and are hereby incorporated herein by reference.

     (b) Pro Forma Financial Information.
         -------------------------------

     Pro forma combined condensed statements of earnings for the year ended December 31, 1996, and for the nine months ended September 28, 1997 and pro forma combined condensed balance sheet as of September 28, 1997, in each case reflecting the merger of Old Raytheon with and into HE Holdings, were previously filed as pages 95-101 of the Solicitation Statement/Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997, and are hereby incorporated herein by reference.



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(c)     Exhibits.  The following exhibits are filed as part of this report.
        --------

3(i) Amended and Restated Certificate of Incorporation, as amended by the Certificate of Merger of Raytheon Company with and into HE Holdings, changing the name of the Registrant to Raytheon Company.

3(ii)   Amended and Restated By-Laws.

23.1    Consent of Coopers & Lybrand L.L.P.

99.1    Press release, dated December 18, 1997.

99.2 Appendix C to the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.

99.3 Pages 95-101 of the Solicitation Statement/Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 1997


                                   RAYTHEON COMPANY


                                   By: /s/ Thomas D. Hyde
                                       --------------------------
                                       Name:  Thomas D. Hyde
                                       Title: Vice President and
                                              General Counsel
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                                 EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

3(i) Amended and Restated Certificate of Incorporation as amended by Certificate of Merger of Raytheon Company with and into HE Holdings, changing the name of the Registrant to Raytheon Company.

3(ii)           Amended and Restated By-Laws.

23.1            Consent of Coopers & Lybrand L.L.P.

99.1            Press release, dated December 18, 1997.

99.2 Appendix C to the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.

99.3 Pages 95-101 of the Solicitation Statement/Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.